Exhibit 10.10

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “IP Agreement”) is made as of the 21st day of May, 2008 by and between CYOPTICS, INC., a Delaware corporation, with offices at 9999 Hamilton Boulevard, Breinigsville, Pennsylvania 18031 (“Grantor”), and SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Lender”).

RECITALS

A.                                   Lender has agreed to make advances of money and to extend certain financial accommodations to Grantor (the “Loan”), pursuant to (i) a certain Loan and Security Agreement dated of even date herewith, by and between Grantor and Lender, (ii) a certain Export-Import Bank Loan and Security Agreement dated of even date herewith, by and between Grantor and Lender, and (iii) a certain Loan and Security Agreement (Growth Capital Facility) dated of even date herewith, by and between Grantor and Lender (collectively, as each may be amended from time to time, the “Loan Agreement”). The Loan is secured pursuant to the terms of the Loan Agreement. Lender is willing to enter into certain financial accommodations with Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights, Trademarks, Patents, and Mask Works, and other assets, to secure the obligations of Grantor under the Loan Agreement. Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement.

B.                                     Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor’s right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral (as defined therein).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor’s Obligations, Grantor hereby represents, warrants, covenants and agrees as follows:

1.                                       Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor’s present or future Obligations under the Loan Agreement, Grantor hereby grants a security interest in all of Grantor’s right, title and interest in, to and under its registered and unregistered intellectual property collateral (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a)                                  Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished, registered or unregistered, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the “Copyrights”);

(b)                                 Any and all trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements, and confidential information, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)                                  Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

(d)                                 All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the “Patents”);

(e)                                  Any trademark and service mark rights, slogans, trade dress, and tradenames, trade styles, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the “Trademarks”);

(f)                                    All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on EXHIBIT D attached hereto (collectively, the “Mask Works”);

(g)                                 Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h)                                 All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights, including, without limitation those material licenses set forth on EXHIBIT E attached hereto (collectively, the “Licenses”); and

(i)                                     All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j)                                     All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing, the term “Collateral” as used in this Agreement shall not include “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such “intent to use” trademarks would affect Borrower’s rights to such trademarks under applicable law.

2.                                       Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement, and any amendments thereto, or copies thereof.

3.                                       Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

(a)                                  Grantor is now the sole owner of the Intellectual Property Collateral, except for Permitted Liens and non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

(b)                                 Performance of this IP Agreement does not conflict with or result in a breach of any material agreement to which Grantor is bound.

(c)                                  During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for Permitted Liens and non-exclusive licenses granted by Grantor in the ordinary course of business or as otherwise permitted in the Loan Agreement or this IP Agreement;

(d)                                 To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made in writing that any part of the Intellectual Property Collateral violates the rights of any third party;

(e)                                  Grantor shall advise Lender of any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement together with the monthly Compliance Certificate delivered pursuant to the Loan Agreement;

(f)                                    Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works material to Grantor’s business, (ii) use reasonable commercial efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Lender in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works material to Grantor’s business to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

(g)                                 Grantor shall take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender’s interest in the Intellectual Property Collateral;

(h)                                 This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral this IP Agreement will create, at the time Grantor first has rights in such after acquired Intellectual Property Collateral and Lender has taken all actions required for perfection, in favor of Lender, subject to Permitted Liens that are permitted to have superior priority over Bank’s security interest, in each case, a valid and perfected first priority security interest and collateral assignment in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement;

(i)                                     To its knowledge, except for, and upon, the filing of UCC financing statements, or other notice filings or notations in appropriate filing offices, if necessary to perfect the security interests created hereunder, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (a) for the grant by Grantor of the security interest granted hereby, or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (b) for the perfection in the United States or the exercise by Lender of its rights and remedies thereunder;

(j)                                     All information heretofore, herein or hereafter supplied to Lender by or on behalf of Grantor with respect to the Intellectual Property Collateral is true and correct in all material respects.

(k)                                  Grantor shall not enter into any agreement that would materially impair or conflict with Grantor’s obligations hereunder without Lender’s prior written consent, which consent shall not be unreasonably withheld. Except as permitted under the Loan Agreement, Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor’s rights and interest in any property included within the definition of the Intellectual Property Collateral acquired under such contracts.

(1)                                  Together with the monthly Compliance Certificate delivered pursuant to the Loan Agreement, Grantor will notify Lender in writing of any event that materially adversely affects the value of the Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral or the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

4.                                       Lender’s Rights. Lender shall have the right, but not the obligation, to take, at Grantor’s sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to timely take, after fifteen (15) days’ notice to Grantor. Grantor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

5.                                       Further Assurances; Attorney in Fact.

(a)                                  On a continuing basis, Grantor will, upon reasonable request by Lender, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be requested by Lender, to perfect Lender’s security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral, provided that Grantor shall not be required to register any Intellectual Property Collateral that Grantor determines, consistent with reasonable business practice, need not be registered.

(b)                                 In addition to Section 5(a) above, Grantor shall not register any Copyrights or Mask Works in the United States Copyright Office unless it: (i) has given at least fifteen (15) days’ prior written notice to Lender of its intent to register such Copyrights or Mask Works and has provided Lender with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Lender may reasonably request in order to maintain the perfection and priority of Lender’s security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Grantor shall promptly provide to Lender with evidence of the recording of the security documents necessary for Lender to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Grantor shall provide written notice to Lender of any application filed by Grantor in the United States Patent Trademark Office for a patent or to register a trademark or service mark within thirty (30) days of any such filing.

(c)                                  Grantor appoints Lender as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Lender or otherwise, from time to time in Lender’s discretion, upon Grantor’s failure or inability to do so, to take any action and to execute any instrument which Lender may deem reasonably necessary or advisable to accomplish the purposes of this IP Agreement, including:

(i)                                     To modify, in its sole discretion, this IP Agreement without first obtaining Grantor’s approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

(ii)                                  To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, or other notice filings or notations in appropriate filing offices, relative to any of the Intellectual Property Collateral, without notice to Grantor, with all appropriate jurisdictions, as Lender deems appropriate, in order to perfect or protect Lender’s interest in the Intellectual Property Collateral.

6.                                       Events of Default. The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default under this IP Agreement.

7.                                       Remedies. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the Massachusetts Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence and during the continuance of an Event of Default. Grantor will pay any expenses (including reasonable attorney’s fees) incurred by Lender in connection with the exercise of any of Lender’s rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral in accordance with the terms hereof. All of Lender’s rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

8.                                       Indemnity. Grantor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents (each an “Indemnified Person”) against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following or consequential to transactions between Lender and Grantor, under this IP Agreement (including without limitation, reasonable attorneys fees and reasonable expenses), except for Claims and/or losses arising from or out of an Indemnified Person’s gross negligence or willful misconduct.

9.                                       Termination. At such time as Grantor shall completely satisfy all of the Obligations (other than inchoate indemnity obligations) secured hereunder, Lender shall execute and deliver to Grantor all releases, terminations, and other instruments as may be necessary or proper to release the security interest hereunder.

10.                                 Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

11.                                 Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

12.                                 Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

13.                                 Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, GRANTOR ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. NOTWITHSTANDING THE FOREGOING, THE LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE LENDER’S RIGHTS AGAINST THE GRANTOR OR ITS PROPERTY.

GRANTOR AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

14.                                 Confidentiality. In handling any confidential information, Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Lender’s subsidiaries or affiliates in connection with their present or prospective business relations with Grantor; (ii) to prospective transferees or purchasers of any interest in the Loans (provided, however, Lender shall use commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision); (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Lender’s examination or audit; and (v) as Lender considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Lender’s possession when disclosed to Lender, or becomes part of the public domain after disclosure to Lender through no fault of Lender; or (b) is disclosed to Lender by a third party, if Lender reasonably does not know that the third party is prohibited from disclosing the information.

EXECUTED as a sealed instrument under the laws of the Commonwealth of Massachusetts on the day and year first written above.

Address of Grantor:	GRANTOR;

9999 Hamilton Boulevard	CYOPTICS, INC,

Breingisville, PA 18031

	By:	/s/ Matt Riley

	Name:	Matt Riley

	Title:	CFO

SILICON VALLEY BANK

	By:	/s/ Andrew A. Rico

	Name:	Andrew A. Rico

	Title:	Sr. Vice President

Exhibit “A” attached to that certain Intellectual Property Security Agreement dated May   , 2008.

EXHIBIT “A”

COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

COPYRIGHT	REGISTRATION	DATE OF
DESCRIPTION	NUMBER	ISSUANCE

None

SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

FIRST DATE COPYRIGHT DESCRIPTION	APPLICATION NUMBER	DATE OF FILING	DATE OF CREATION	OF PUBLIC DISTRIBUTION

None

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

DATE AND
RECORDATION
NUMBER OF IP
AGREEMENT WITH
OWNER OR ORIGINAL
			GRANTOR IF	ORIGINAL AUTHOR
			AUTHOR OR OWNER	OR OWNER OF
		FIRST DATE	OF COPYRIGHT	COPYRIGHT IS
COPYRIGHT	DATE OF	OF	IS DIFFERENT	DIFFERENT FROM
DESCRIPTION	CREATION	DISTRIBUTION	FROM GRANTOR	GRANTOR

None

Exhibit “B” attached to that certain Intellectual Property Security Agreement dated May   , 2008.

EXHIBIT “B”

PATENTS

	Patent Name	US Pat. No.	Filing Date/ Reg. Date	Owner(s)
1	Monitoring of Optical Radiation in Semiconductor Devices	6,556,344	Jan. 22, 2001 / April 29, 2003	CyOptics, Ltd
2	Laser wavelength stabilization	6,580,734	July 6, 2000 / June 17, 2003	CyOptics, Ltd
3	High Repetition Rate Optical Pulse Generator	6,625,192	Jan. 22, 2001 / Sept. 23, 2003	CyOptics, Ltd
4	Biasing of an Electro-Optical Component	6,661,554	May 23, 2002 / Dec 9, 2003	CyOptics, Ltd
5	Con-focal optical design for optical coupling	6,661,587	Feb. 26, 2002 / Dec. 9, 2003	CyOptics, Inc.
7	Transition From a Coaxial Transmission Line to a Printed Circuit Transmission Line	7,049,903	Sep. 24, 2002 / May 23, 2006	CyOptics Ltd. & Dov Herstein
9	Wavelength Tunable High Repetition Rate Optical Pulse Generator	6,816,518	Mar. 15, 2002 / Nov. 9, 2004	CyOptics, Ltd.
10	Method for Estimating Age Rate of Laser	7,116,689	Aug. 16, 2002 / October 3, 2006	CyOptics, Inc.
11	Hybrid Optical Transmitter with EIectro-absorption Modulator and Semiconductor Optical Amplifier	6,862,136	Jan. 30, 2003 / Mar. 1, 2005	CyOptics, Ltd.
12	Photonic integrated devices having reduced absorption loss	11/241,003 (utility)	9/30/2005 Office action pending	ASIP Inc. and Princeton University
13	Electro-absorption modulated laser using coupling for chirp correction	11/402,210 (utility)	April 11, 2006 Status: pending	CyOptics, Inc.

Exhibit “C” attached to that certain Intellectual Property Security Agreement dated May   , 2008.

EXHIBIT “C”

TRADEMARKS

TRADEMARK
DESCRIPTION COUNTRY	SERIAL NO.	REG. NO.	STATUS

None

Exhibit “D” attached to that certain Intellectual Property Security Agreement dated May   , 2008.

EXHIBIT “D”

MASK WORKS

MASK WORK
DESCRIPTION COUNTRY	SERIAL NO.	REG. NO.	STATUS

None

Exhibit “E” attached to that certain Intellectual Property Security Agreement dated May   , 2008.

EXHIBIT “E”

LICENSES

	License Agreement/Patent	Patent No.	Owner
1	License Agreement between Princeton University and ASIP, Inc. dated June, 2000. Royalty bearing. Twin Waveguide Based Design for Photonic Integrated Circuits	6,819,814	Princeton University
2	License Agreement between Princeton University and ASIP, Inc. dated June, 2000. Royalty bearing. Asymemetric Waveguide Electro-Absorption Modulated Laser	6,483,863	Princeton University
3	License Agreement with Agreement Systems to Optical Patent Portfolio Non-Exclusive, Perpetual, and Royalty Free	Broad	Agere Systems (LSI)
4	License Agreement with TriQuint Semiconductor to Optical Patent Portfolio Non-Exclusive, Perpetual, and Royalty Free	Broad	TriQuint Semiconductor

FIRST AMENDMENT TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This First Amendment to Intellectual Property Security Agreement (the “Amendment”)  is made as of the 31st day of December, 2009, by and between CYOPTICS, INC., a Delaware corporation, with its chief executive office located at 9999 Hamilton Boulevard, Breinigsville, Pennsylvania 18031 (“Grantor”) and SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Lender”) in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Grantor executed and delivered an Intellectual Property Security Agreement dated as of May 21, 2008 (as amended, the “IP Agreement”) in favor of the Lender, pursuant to which the Grantor pledged, granted and assigned a security interest in favor of the Lender in certain Intellectual Property Collateral (as defined therein); and

WHEREAS, the Grantor has acquired additional Intellectual Property Collateral and desires to hereby confirm the pledge of, and the grant of a security interest in, such additional Intellectual Property Collateral in favor of the Lender.

NOW, THEREFORE, it is hereby agreed as follows:

1.                                       Definitions.  All capitalized terms herein and not otherwise defined shall have the same meaning herein as in the IP Agreement.

2.                                       Amendment to Exhibit B.  Exhibit B to the IP Agreement is hereby amended by adding thereto (in addition to all items already listed on Exhibit B) the Intellectual Property Collateral set forth on Exhibit B annexed hereto and incorporated herein by reference.

3.                                       Amendment to Exhibit C.  Exhibit C to the IP Agreement is hereby amended by adding thereto (in addition to all items already listed on Exhibit C) the Intellectual Property Collateral set forth on Exhibit C annexed hereto and incorporated herein by reference.

4.                                       Miscellaneous:

a.                                       Except as provided herein, all terms and conditions of the IP Agreement remain in full force and effect.  The Grantor hereby ratifies, confirms and reaffirms all of the representations, warranties and covenants therein contained.

b.                                      This Amendment covers the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions and negotiations hereon.

c.                                       As required by the IP Agreement, the Grantor shall reimburse the Lender for the reasonable legal fees and expenses incurred in connection with the preparation of this Amendment.

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IN WITNESS WHEREOF, the parties have hereto have caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

“Grantor”

CYOPTICS, INC.

By:	/s/ Ed J. Coringrato

Name:	Ed J. Coringrato

Title:	CEO

“Lender”

SILICON VALLEY BANK

By:	/s/ Kate Leland

Name:	Kate Leland

Title:	Vice President

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EXHIBIT “B”

PATENTS

Patent Name	US Pat. No.	Filing Date/ Reg. Date	Owner(s)
Placing a semiconductor laser electrically in series with a semiconductor optical amplifier	7,106,774	August 20, 2003/ Sept. 12, 2006	CyOptics, Inc.
Semiconductor micro-resonator for monitoring an optical device	7,016,556 10/868,108	June 15, 2004/ March 21, 2006	CyOptics, Inc.
Grating dispersion compensator and method of manufacture	6,987,908 10/167,915	June 11, 2002/ Jan. 17, 2006	CyOptics, Inc.
Semiconductor micro-resonator for monitoring an optical device.	6,985,644 10/245,075	Sept. 16, 2002/ Nov. 22, 2005	CyOptics, Inc.
Semiconductor optical amplifier with reduced effects of gain saturation	6,967,770 10/894,532	July 20, 2004/ Nov. 22, 2005	CyOptics, Inc.
Semiconductor optical amplifier with reduced effects of gain saturation	6,891,665 10/197,107	July 17, 2002/ May 10, 2005	CyOptics, Inc.
Method of fabricating a monolithic expanded beam mode electro-absorption modulator	6,862,376 10/895,699	July 21, 2004/ March 1, 2005	CyOptics, Inc.
Method of tuning wavelength tunable electro-absorption modulators	6,856,441 10/647,485	Aug. 25, 2003/ Feb. 15, 2005	CyOptics, Inc.
Method of stabilizing electro-absorption (EAM’s) performance by maintaining constant absorption with the use of integrated tap couplers and method of manufacture	6,844,954 10/635,080	Aug. 6, 2003/ Jan. 18, 2005	CyOptics, Inc.
Grating dispersion compensator and method of manufacture	6,844212 10/843,743	May 12, 2004/ Jan. 18, 2005	CyOptics, Inc.

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Patent Name	US Pat. No.	Filing Date/ Reg. Date	Owner(s)
Device for coupling driver circuitry to electro-absorption modulator	6,836,350/ 10/793,971	March 5, 2004/ Dec. 28, 2004	CyOptics, Inc./ AMCC
Opto-electronic component packaging	6,835,004/ 10/228,650	Aug. 26, 2002/ Dec. 28, 2004	CyOptics, Inc.
Device for coupling drive circuitry to electro-absorption modulator	6,825,964/ 10/27,7290	Oct. 22, 2002/ Nov. 30, 2004	CyOptics, Inc.
Monolithic expanded beam mode electro-absorption modulator	6,804,421/ 10/056,929	Jan. 25, 2002/ Oct. 12, 2004	CyOptics, Inc.
Stabilizing electro-absorption modulators (EAM’s) performance by maintaining constant absorption with the use of integrated tap couplers	6,661,556/ 10/218,289	Aug. 14, 2002/ Dec. 9, 2003	CyOptics, Inc.
Semiconductor micro-resonator for monitoring an optical device	7,113,525/ 10/857,426	May 28, 2004/ Sept. 26, 2006	CyOptics, Inc.
Dispersion compensator using Bragg gratings in transmission	6,501,874/ 09/963,102	12/31/2002 09/25/2001	CyOptics, Inc.
Waveguide optical amplifier	7027212/ 10/818,672	04/11/2006 04/06/2004	CyOptics, Inc.
Multistage optical amplifier having a fiber-based amplifier stage and a planar waveguide-based amplifier stage	6,865,018/ 10/280,641	03/08/2005 10/25/2002	CyOptics, Inc.
Optical module including an optically glossy component and an erbium-doped waveguide for insertion between stages of an optical amplifier	6,961,502/ 10/279,479	11/01/2005 10/24/2002	CyOptics, Inc.
Kink-free operation of pump lasers having diffraction grating for providing wavelength stabilization	6,882,666/ 10/279,999	04/19/2005 10/22/2002	CyOptics, Inc.
Pump distribution network for multi-amplifier modules	6,980,576/ 10/360,577	12/27/2005 02/07/2003	CyOptics, Inc.
Broadband polarization independent integrated optical tap	6,915,047/ 10/395,872	07/05/2005 03/24/2003	CyOptics, Inc.
Resonator cavity for optical	6,920,257/	07/19/2005	CyOptics, Inc.

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Patent Name	US Pat. No.	Filing Date/ Reg. Date	Owner(s)
isolation	10/395,901	03/24/2003
Method of attaching optical fibers to Integrated Optic Chips that excludes all adhesive from the optical path	7,076,136/ 10/798,722	07/11/2006 03/11/2004	CyOptics, Inc.
Active Optical Alignment and Attachment Thereto of a Semiconductor Optical Component with an Optical Element Formed on a Planar Lightwave Circuit	6,970,628/ 10/826,145	11/29/2005 04/15/2004	CyOptics, Inc.
Unnamed patent application	10/948949		CyOptics, Inc.
Unnamed patent application	11/522,853		CyOptics, Inc.

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EXHIBIT “C”

TRADEMARKS

TRADEMARK
DESCRIPTION	COUNTRY	SERIAL NO.	REG. NO.	STATUS

LIM*	USA	76422377	3051308	Registered

*CyOptics will allow this trademark to expire as it is no longer in use.

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